EXHIBIT 21
SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Name of Subsidiary	Where Incorporated

Accuri Cytometers, Inc.	Delaware
Alverix, Inc.	Delaware
Bard Access Systems, Inc.	Utah
Bard Acquisition Sub, Inc.	Delaware
Bard ASDI, Inc.	New Jersey
Bard Brachytherapy, Inc.	Delaware
Bard Devices, Inc.	Delaware
Bard Healthcare, Inc.	Texas
Bard International, Inc.	Delaware
Bard MRL Acquisition Corp.	Delaware
Bard Peripheral Vascular, Inc.	Arizona
BD Ventures LLC	New Jersey
BDX INO LLC	Delaware
Becton Dickinson Biosciences, Systems and Reagents Inc.	California
Becton Dickinson Global Holdings I LLC	Delaware
Becton Dickinson Global Holdings II LLC	Delaware
Becton Dickinson Global Holdings III LLC	Delaware
Becton Dickinson Global Holdings IV LLC	Delaware
Becton Dickinson Global Holdings V LLC	Delaware
Becton Dickinson Infusion Therapy Systems Inc.	Delaware
Becton Dickinson Korea Holding, Inc.	Delaware
Becton Dickinson Luxembourg III LLC	Delaware
Becton Dickinson Luxembourg LLC	Delaware
Becton Dickinson Malaysia, Inc.	Oregon
Becton Dickinson Matrex Holdings, Inc.	Delaware
Becton Dickinson Overseas Services Ltd.	Nevada
Becton Dickinson Venture LLC	Delaware
Bridger Biomed, Inc.	Montana
C. R. Bard, Inc.	New Jersey
Cardal II, LLC	Delaware
CareFusion 213, LLC	Delaware
CareFusion 2200, Inc.	Delaware
CareFusion 2201, Inc.	Delaware
CareFusion 302, LLC	Delaware
CareFusion 303, Inc.	Delaware
CareFusion Corporation	Delaware
CareFusion Manufacturing, LLC	Delaware
CareFusion Resources, LLC	Delaware
CareFusion Solutions, LLC	Delaware
Cell Analysis Systems, Inc	Illinois
Cellular Research, Inc.	Delaware
CME America LLC	Delware

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Name of Subsidiary	Where Incorporated

CRISI Medical Systems, Inc.	Delaware
Davol Inc.	Delaware
Difco Laboratories Incorporated	Michigan
DVL Acquisition Sub, Inc.	Delaware
Dymax Corporation	Pennsylvania
Enturican, Inc.	Kansas
FJ International, Inc.	Oregon
FlowCardia, Inc.	Delaware
FlowCardia, LLC	Delaware
FlowJo LLC	Oregon
Franklin Lakes Enterprises, L.L.C.	New Jersey
Gesco International, Inc.	Massachusetts
Gesco International, LLC	Massachusetts
HandyLab, Inc.	Delaware
IBD Holdings LLC	Delaware
JoHome LLC	Oregon
Liberator Health and Education Services, Inc.	Florida
Liberator Health and Wellness, Inc.	Florida
Liberator Medical Holdings, Inc.	Nevada
Liberator Medical Supply, Inc.	Florida
Loma Vista Medical, Inc.	Delaware
Loma Vista Medical, LLC	Delaware
Lutonix, Inc.	Delaware
Medafor, Inc.	Minnesota
MedChem Products, Inc.	Massachusetts
Medegen, LLC	California
Medivance, Inc.	Delaware
Med-Safe Systems, Inc.	California
Navarre Biomedical, LLC	Minnesota
Navarre Biomedical, Ltd.	Minnesota
Neomend, Inc.	Delaware
NOW Medical Distribution, Inc.	Delaware
NOW Medical Distribution, LLC	Delaware
Omega Biosystems Incorporated	Delaware
PharMingen	California
ProSeed, Inc.	New Jersey
PureWick Corporation	California
Roberts Laboratories, Inc.	Arizona
Rochester Medical Corporation	Minnesota
Safety Syringes, Inc.	California
SenoRx, Inc.	Delaware
SenoRx, LLC	Delaware
Shield Healthcare Centers, Inc.	Delaware
Sirigen, Inc.	California

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Name of Subsidiary	Where Incorporated

Specialized Health Products International, Inc.	Delaware
Specialized Health Products International, LLC	Delaware
Specialized Health Products, Inc.	Utah
Staged Diabetes Management LLC	New Jersey
Surgical Site Solutions, Inc.	Wisconsin
Tri-County Medical & Ostomy Supplies, Inc.	Tennessee
TriPath Imaging, Inc.	Delaware
TVA Medical, Inc.	Delaware
Vascular Pathways, Inc.	Delaware
Venetec International, Inc.	Delaware
Venetec International, LLC	Delaware
Y-Med, Inc.	Delaware
Y-Med, LLC	Delaware

Name of Subsidiary	Where Incorporated

Abastecedora de Dispositivos Medicos JL S.A. de C.V.	Mexico
Alpha Altitude Sdn Bhd	Malaysia
Alverix (M) Sdn. Bhd.	Malaysia
ARX SA	Switzerland
Bard (Thailand) Limited	Thailand
Bard Australia Pty. Limited	Australia, New South Wales
Bard Benelux N.V.	Belgium
Bard Brasil Indústria e Comércio de Produtos Para a Saúde Ltda.	Brazil, Sao Paulo
Bard Canada Inc.	Canada, Ontario
Bard Chile S.p.A.	Chile
Bard Colombia S.A.S.	Columbia
Bard Czech Republic s.r.o.	Czech Republic, Prague
Bard de Espana, S.A.	Spain
Bard Dublin ITC Limited	Ireland
Bard EMEA Finance Center Sp.z o.o.	Poland
Bard European Distribution Center N.V.	Belgium
Bard Finance B.V. & Co. KG.	Netherlands
Bard Financial Services Ltd.	England
Bard Finland OY	Finland
Bard France S.A.S.	France
Bard Healthcare Science (Shanghai) Limited	China, Shanghai
Bard Hellas S.A.	Greece
Bard Holding GmbH & Co. KG	Germany
Bard Holding SAS	France
Bard Holdings Limited	England
Bard Holdings Netherlands B.V.	Netherlands
Bard Hong Kong Limited	China, Shanghai
Bard India Healthcare Pvt. Ltd.	India, Maharashtra
Bard International Holdings, B.V.	Netherlands
(Bard Istanbul Healthcare Limited Company)	Turkey, Istanbul
Bard Korea Ltd.	Korea, Republic
Bard Limited	England
Bard Malaysia Healthcare Sdn. Bhd.	Malaysia
Bard Medica SA	Switzerland, Geneva
Bard Medical Devices (Beijing) Co., Ltd.	China
Bard Medical R&D (Shanghai) Co., Ltd.	China, Shanghai
Bard Medical SA (Proprietary) Limited	South Africa, Johannesburg, Gauteng
Bard Mexico Realty, S. de R.L. de C.V.	Mexico, Chihuahua
Bard Netherlands C. V.	Netherlands
Bard Norden AB	Sweden
Bard Norway AS	Norway
Bard Pacific Health Care Company Ltd.	Taiwan
Bard Poland Sp. z.o.o.	Poland
Bard Reynosa, S.A. de C.V.	Mexico, Tamaulipas
Bard S.r.l.	Italy
Bard Sdn. Bhd.	Mayalsia
Bard Shannon Limited	Ireland

Bard Singapore Private Limited	Singapore
Bard Sourcing Office Singapore Pte. Ltd.	Singapore
Bard Sweden AB	Sweden
Bard UK Newco Limited	England
Bard Verwaltung GmbH	Germany
BD Holding S. de R.L. de C.V.	Mexico
BD Kiestra BV	Netherlands
BD Rapid Diagnostic (Suzhou) Co., Ltd.	China
BD Switzerland Sarl	Switzerland
BD West Africa Limited	Ghana
BDIT Singapore Pte. Ltd.	Singapore
Becton Dickinson A.G.	Switzerland
Becton Dickinson A/S	Denmark
Becton, Dickinson and Company, Ltd.	Ireland
Becton Dickinson Argentina S.R.L.	Argentina
Becton Dickinson Asia Holdings Ltd.	Gibraltar
Becton Dickinson Asia Limited	Hong Kong
Becton Dickinson Asia Pacific Limited	British Virgin Islands
Becton Dickinson Austria GmbH	Austria
Becton Dickinson Austria Holdings GmbH	Austria
Becton Dickinson Benelux N.V.	Belgium
Becton Dickinson Bermuda L.P.	Bermuda
Becton, Dickinson B.V.	Netherlands
Becton Dickinson Canada Inc.	Canada
Becton Dickinson Caribe Ltd.	Cayman Islands
Becton Dickinson Croatia d.o.o.	Croatia
Becton Dickinson Czechia s.r.o.	Czech Republic
Becton Dickinson de Colombia Ltda.	Colombia
Becton Dickinson de Mexico, S.A. de C.V.	Mexico
Becton Dickinson del Uruguay S.A.	Uruguay
Becton Dickinson Dispensing Belgium BVBA	Belgium
Becton Dickinson Dispensing Denmark A/S	Denmark
Becton Dickinson Dispensing France SAS	France
Becton Dickinson Dispensing Ireland Limited	Ireland
Becton Dickinson Dispensing Norway	Norway
Becton Dickinson Dispensing Spain S.L.U.	Spain
Becton Dickinson Dispensing UK Ltd.	United Kingdom
Becton Dickinson Distribution Center N.V.	Belgium
Becton Dickinson Dublin Designated Activity Company	Ireland
Becton Dickinson East Africa Ltd.	Kenya
Becton Dickinson Europe Holdings S.A.S.	France
Becton Dickinson France S.A.S.	France
Becton Dickinson (Gibraltar) Holdings Ltd.	Gibraltar
Becton Dickinson (Gibraltar) Limited	Gibraltar
Becton Dickinson (Gibraltar) Management Limited	Gibraltar
Becton Dickinson GmbH	Germany
Becton Dickinson GSA Beteilgungs GmbH	Germany
Becton Dickinson Guatemala S.A.	Guatemala
Becton Dickinson Hellas S.A.	Greece
Becton Dickinson Holdings Pte Ltd.	Singapore

Becton Dickinson Hungary Kft.	Hungary
Becton Dickinson India Private Limited	India, Maharashtra
Becton, Dickinson Industrias Cirurgicas, Ltda.	Brazil
Becton Dickinson Infusion Therapy AB	Sweden
Becton Dickinson Infusion Therapy B.V.	Netherlands
Becton Dickinson Infusion Therapy Holdings UK Limited	United Kingdom
Becton Dickinson Infusion Therapy Systems Inc., S.A. de C.V.	Mexico
Becton Dickinson Infusion Therapy UK	United Kingdom
Becton Dickinson Insulin Syringe, Ltd.	Cayman Islands
Becton Dickinson International Holdings Pte Ltd.	Singapore
Becton Dickinson International Holdings II Pte Ltd.	Singapore
Becton Dickinson Ireland Holding Limited	Ireland
Becton Dickinson Israel Ltd.	Israel
Becton Dickinson Italia S.p.A.	Italy
Becton Dickinson Ithalat Ihracat Limited Sirketi	Turkey
Becton Dickinson Korea Ltd.	Korea
Becton Dickinson Ltd.	New Zealand
Becton Dickinson Luxembourg Finance S.a.r.L.	Luxembourg
Becton Dickinson Luxembourg Finco S.a.r.L.	Luxembourg
Becton Dickinson Luxembourg Global Holdings Sarl	Luxembourg
Becton Dickinson Luxembourg Holdings II S.a.r.L	Luxembourg
Becton Dickinson Luxembourg Holdings III S.a.r.L	Luxembourg
Becton Dickinson Luxembourg Holdings IV S.a.r.L	Luxembourg
Becton Dickinson Luxembourg Holdings S.a.r.L	Luxembourg
Becton Dickinson Luxembourg III LLC S.C.S.	Luxembourg
Becton Dickinson Luxembourg LLC S.C.S.	Luxembourg
Becton Dickinson Luxembourg S.a.r.L.	Luxembourg
Becton Dickinson Management GmbH & Co. KG	Germany
Becton Dickinson Management S.a.r.L	Luxembourg
Becton Dickinson (Mauritius) Limited	Mauritius
Becton Dickinson Medical (S) Pte Ltd.	Singapore
Becton Dickinson Medical Devices (Shanghai) Co., Ltd.	China
Becton Dickinson Medical Devices (Suzhou) Co., Ltd.	China
Becton Dickinson Medical Products Pte. Ltd.	Singapore
Becton Dickinson Netherlands Global Holdings I C.V.	Netherlands
Becton Dickinson Netherlands Global Holdings II C.V.	Netherlands
Becton Dickinson Netherlands Global Holdings III C.V.	Netherlands
Becton Dickinson Netherlands Holdings B.V.	Netherlands
Becton Dickinson Netherlands Holdings II B.V.	Netherlands
Becton Dickinson Norway AS	Norway
Becton Dickinson O.Y.	Finland
Becton Dickinson Pakistan (Pvt) Ltd.	Pakistan
Becton Dickinson Penel Limited	Cayman Islands
Becton Dickinson Philippines, Inc.	Philippines
Becton Dickinson Polska Sp.z.o.o.	Poland
Becton Dickinson Portugal, Unipessoal, Lda.	Portugal
Becton Dickinson Pty. Ltd.	Australia
Becton Dickinson (Pty) Ltd.	South Africa
Becton Dickinson Research Centre Ireland Limited	Ireland
Becton Dickinson Rowa Germany GmbH	Germany

Becton Dickinson Rowa Italy Srl	Italy
Becton Dickinson S.A.	Spain
Becton Dickinson Sample Collection GmbH	Switzerland
Becton Dickinson Sdn. Bhd.	Malaysia
Becton Dickinson Slovakia s.r.o.	Slovakia
Becton Dickinson Sweden AB	Switzerland
Becton Dickinson Sweden Holdings AB	Sweden
Becton Dickinson Switzerland Global Holdings SarL	Switzerland
Becton Dickinson (Thailand) Limited	Thailand
Becton Dickinson U.K. Limited	United Kingdom
Becton Dickinson Venezuela, C.A.	Venezuela
Becton Dickinson Verwaltungs GmbH	Germany
Becton Dickinson Vostok LLC	Russia
Becton Dickinson Worldwide Investments Sa.r.L.	Luxembourg
Becton Dickinson Zambia Limited	Zambia
Benex Ltd.	Ireland
C. R. Bard (Portugal) - Produtos e Artigos Medicos e Farmaceuticos	Portugal, Lisbon
C. R. Bard GmbH	Germany
C. R. Bard Netherlands Sales B.V.	Netherlands
Cardial S.A.S.	France
CareFusion Asia (HK) Limited	Hong Kong
CareFusion Australia 316 Pty Limited	Australia
CareFusion (Barbados) SrL	Barbados
CareFusion BH 335 d.o.o. Cazin	Bosnia
Care Fusion Development Private Limited	India
CareFusion D.R. 203 Ltd.	Bermuda
CareFusion (Shanghai) Commercial and Trading Co. Limited	Portugal
CareFusion Finland 320 Oy	Finland
CareFusion France 309 S.A.S.	France
CareFusion Germany 318 GmbH	Germany
CareFusion Iberia 308 S.L.	Spain
CareFusion Israel 330 Ltd.	Israel
CareFusion Italy 311 S.r.l.	Italy
CareFusion Italy 312 S.p.A.	Italy
CareFusion Japan 324 GK	Japan
CareFusion Malaysia 325 Sdn Bhd	Malaysia
CareFusion Mexico 215 SA de CV	Mexico
CareFusion Netherlands 310 B.V.	Netherlands
CareFusion Netherlands 328 B.V.	Netherlands
CareFusion Netherlands 503 B.V.	Netherlands
CareFusion Netherlands 504 B.V.	Netherlands
CareFusion Netherlands Financing 283 C.V.	Netherlands
CareFusion New Zealand 313 Limited	New Zealand
CareFusion Norway 315 A/S	Norway
CareFusion S.A. 319 (Proprietary) Limited	South Africa
CareFusion Singapore 243 Pte. Ltd.	Singapore
CareFusion Sweden 314 AB	Sweden
CareFusion U.K. 244 Limited	United Kingdom
CareFusion U.K. 305 Limited	United Kingdom
CareFusion U.K. 306 Limited	United Kingdom

Carmel Pharma AB	Sweden
Clearstream Technologies Group Limited	Ireland
Clearstream Technologies Limited	Ireland
CME Ltd.	Israel
CME Medical (UK) Limited	United Kingdom
CME UK (Holdings) Limited	United Kingdom
Corporativo BD de Mexico, S. de R.L. de C.V.	Mexico
DLD (Bermuda) Ltd.	Bermuda
Davol International Limited	England
Davol Surgical Innovations, S.A. de C.V.	Mexico, Chihuahua
Distribuidora BD Mexico, S.A. de C.V.	Mexico
Dutch American Manufacturers (D.A.M.) B.V.	Netherlands
Embo Medical Limited	Ireland
Enturia de México S. de R.L. de C.V.	Mexico
Gamer Lasertechnik GmbH	Germany
GenCell Biosystems Ltd.	Ireland
GeneOhm Sciences Canada Inc.	Canada
Kabushiki Kaisha Medicon (Medicon, Inc.)	Japan
Limited Liability Company Bard Rus	Russian Federation
Nippon Becton Dickinson Company, Ltd.	Japan
PreAnalytiX GmbH	Switzerland
Procesos para Esterilizacion, S.A. de C.V.	Mexico
Productos Bard de Mexico, S.A. de C.V.	Mexico, Mexico City
Productos Para el Cuidado de la Salud, S.A. de C.V.	Mexico, Nogales
PT Becton Dickinson Indonesia	Indonesia
Puls Medical Devices AS LC	Norway
Rochester Medical Ltd.	United Kingdom
RPM Home Health Care Limited	United Kingdom
Sendal, S.L.U.	Spain
Sirigen II Limited	United Kingdom
Sistemas Médicos ALARIS, S.A. de C.V.	Mexico
Touchstone Medical Limited	United Kingdom
Vas-Cath Incorporated	Canada, Ontario

As of 9/30/2018